UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2014
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Extension of 2007, 2009, 2010, 2011 and 2012 Private Placement Warrants and Consultant Warrants

On December 22, 2014, the Board of Directors of Ireland Inc. (the “Company”) approved an extension of the expiry date for warrants issued under the Company’s 2007, 2009, 2010 and 2011 private placements, and certain additional warrants issued to consultants for services in 2009, 2010 and 2011, which warrants were scheduled to expire on December 31, 2014 (collectively, the “December Expiring Warrants”). On the same date, the Company’s Board of Directors also approved an extension of the expiry date for warrants issued under the Company’s private placement offerings completed in February and March of 2012 that were scheduled to expire on March 31, 2015 (the “March Expiring Warrants”). The expiry dates for the December Expiring Warrants and the March Expiring Warrants were extended as follows:

	Maximum No.
	of Shares	Exercise
	Issuable on	Price per	Previous	Extended
Expiring Warrants	Exercise	Share	Expiry Date	Expiry Date
2007 Private Placement Warrants	10,160,650	$0.75	Dec. 31, 2014	Dec. 31, 2015
2009 Private Placement Warrants	6,894,677	$0.75	Dec. 31, 2014	Dec. 31, 2015
2010 Private Placement Warrants	5,517,500	$0.75	Dec. 31, 2014	Dec. 31, 2015
2009 Consultant Warrants	200,000	$0.55	Dec. 31, 2014	Dec. 31, 2015
2010 Consultant Warrants	3,800,000	$0.75	Dec. 31, 2014	Dec. 31, 2015
2011 Private Placement Warrants	2,509,099	$0.80	Dec. 31, 2014	Dec. 31, 2015
2011 Consultant Warrants	500,000	$0.75	Dec. 31, 2014	Dec. 31, 2015
2012 Private Placement Warrants	9,560,000	$0.80	Mar. 31, 2015	Dec. 31, 2015

Additional warrants issued by the Company in a private placement offering completed in November 2012 were not extended as the expiry date for those warrants is November 30, 2016.

Directors and officers of the Company beneficially own December Expiring Warrants and March Expiring Warrants as follows:

(a)

Douglas D.G. Birnie, Chief Executive Officer, President and Director, beneficially owns 2007 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2009 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock.

(b)	Mark H. Brennan, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 70,000 shares of common stock.

(c)

Steven A. Klein, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 75,000 shares of common stock, 2010 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock, and 2012 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock. In addition, as trustee for a trust, Mr. Klein exercises voting and investment power over 2009 Private Placement Warrants exercisable for a maximum of 300,000 shares of common stock, 2010 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock, 2011 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2012 Private Placement Warrants exercisable for a maximum of 200,000 shares of common stock. Mr. Klein disclaims any pecuniary interest in the warrants over which he exercises voting and investment power as trustee for the trust.

(d)	David Z. Strickler, Jr., VP Finance and Administration, directly owns 2011 Private Placement Warrants exercisable for a maximum of 4,550 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: December 23, 2014
	By:	/s/ David Z. Strickler

		Name:	David Z. Strickler
		Title:	VP Finance and Administration